Exhibit 99.1

AVS Installation LLC & Union Labor Force 1 LLC

Combined Financial Statements
December 31, 2006

AVS Installation LLC & Union Labor Force 1 LLC
Index to the Combined Financial Statements
December 31, 2006

Page

Independent Auditor's Report	1

Combined Financial Statements:

Combined Balance Sheet	2

Combined Statement of Operations and Members' Capital	3

Combined Statement of Cash Flows	4

Notes to the Combined Financial Statements	5-7

Independent Auditor's Report

To the Management of Telanetix, Inc.
AVS Installation LLC & Union Labor Force 1 LLC

We have audited the accompanying combined balance sheet of AVS Installation LLC & Union Labor Force 1 LLC as of December 31, 2006, and the related combined statement of operations and members' capital, and cash flows for the year then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of AVS Installation LLC & Union Labor Force 1 LLC as of December 31, 2006, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
June 12, 2007

AVS Installation LLC & Union Labor Force 1 LLC
Combined Balance Sheet
December 31, 2006

Assets
Current Assets
Cash	$67,928
Accounts receivable, less allowance for doubtful accounts of $50,725	580,293
Inventories	610,709
Other current assets	8,539
Total Current Assets	1,267,469

Property and Equipment, net	54,798
Total Assets	$1,322,267

Liabilities and Members' Capital
Current Liabilities
Accounts payable	$649,877
Sales tax payable	54,058
Current portion of long-term debt	4,961
Line of credit	225,276
Payroll taxes payable	15,083
Deferred revenue	153,640
Total Current Liabilities	1,102,895

Long-term debt, net of current portion	10,064
Total Liabilities	1,112,959

Commitments and Contingencies	-
Members' Capital
Members' Capital	209,308
Total Members' Capital	209,308

Total Liabilities and Members' Capital	$1,322,267

AVS Installation LLC & Union Labor Force 1 LLC
Combined Statement of Operations and Members' Capital
Year Ended December 31, 2006

Net Sales	$4,402,745

Cost of Sales	3,685,774

Gross Profit	716,971

Operating Expenses	607,745

Income From Operations	109,226

Interest Expense	18,399

Net Income	90,827

Members' Capital, January 1, 2006	118,481

Members' Capital, December 31, 2006	$209,308

AVS Installation LLC & Union Labor Force 1 LLC
Combined Statement of Cash Flows
Year Ended December 31, 2006

Cash Flows From Operating Activities
Net income	$90,827
Adjustments to Reconcile Net Income to Net Cash Used in
Operating Activities
Depreciation	9,186
Bad debt expense	50,725
Changes in Operating Assets and Liabilities:
(Increase) Decrease in Assets
Accounts receivable	(593,108)
Inventories	(580,299)
Other current assets	(8,539)
Increase (Decrease) in Liabilities
Accounts payable	602,265
Sales tax payable	54,058
Payroll taxes payable	14,941
Deferred revenue	132,008
Net Cash Used in Operating Activities	(227,936)

Cash Flows From Investing Activities
Cash purchases of property and equipment	(33,825)
Net Cash Used in Investing Activities	(33,825)

Cash Flows From Financing Activities
Proceeds from bank loans	225,000
Repayments of bank loan	(6,133)
Net Cash Provided by Financing Activities	218,867

Net Decrease in Cash	(42,894)

Cash, Beginning of Year	110,822

Cash, End of Year	$67,928

SUPPLEMENTAL DISCLOSURES
Cash Paid During the Year for:
Interest	$18,399
Income taxes	$-

AVS Installation LLC & Union Labor Force 1 LLC
Notes to the Combined Financial Statements

Summary of Significant Accounting Policies

Nature of Business
AVS Installation LLC & Union Labor Force 1 LLC (together, the "Company") provides audio-visual consultation, technical systems, and implementation services.  The Company is actively involved in all areas of the audio visual industry and has the ability to develop ideas and solutions from one industry to the next.

Basis of Combination
The accompanying combined financial statements include all accounts of AVS Installation LLC & Union Labor Force 1 LLC, both of which are under common control.  All significant inter-company accounts and transactions have been eliminated in combination.

Fair Value of Financial Instruments
The carrying amounts reported in the combined balance sheet as of December 31, 2006 for accounts receivable and accounts payable approximate the fair value because of the immediate or short-term maturity of these financial instruments.  The fair value of long-term debt and line of credit approximates their carrying values as the stated or discounted rates of the debt reflect recent market conditions.

Limitations
Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial statement.  These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision.  Changes in assumptions could significantly affect the estimates.

Accounts Receivable
Accounts receivable are customer obligations due under normal trade terms.  Senior management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible.  The Company includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in its overall allowance for doubtful accounts.  After all attempts to collect a receivable have failed, the receivable is written off against the allowance.  Based on the information available, the Company believes its allowance for doubtful accounts as of December 31, 2006 is adequate.

Inventories
Inventory is stated at the lower of cost (First-In, First-Out ("FIFO") method) or market.  Inventory consists primarily of work-in-progress.

Advertising Costs
The Company expenses all advertising costs as incurred.

Shipping and Handling Costs
The Company expenses all shipping and handling costs as incurred.  These costs are included in Cost Sales.

Revenue Recognition
Revenue is recognized on the accrual basis of accounting when earned.  Revenue is recognized only after the systems have been shipped to the customer's location, 100% installed, and collection of the sale is reasonably assured.

Warranty Reserve
The Company warranties its installation of equipment for defects in design, materials, and workmanship generally for a period of ninety days from the date placed in service.  At December 31, 2006 the provision for estimated warranty costs was $0.  In addition, the Company will extend its warranty at an additional charge which is recognized over the life of the contract.  In 2006, warranty revenues aggregated $53,690.

AVS Installation LLC & Union Labor Force 1 LLC
Notes to the Combined Financial Statements

Summary of Significant Accounting Policies, Continued

Income Taxes
The Company has elected under the Internal Revenue Code and state law to be taxed as a partnership.  In lieu of corporation income taxes, the members of a partnership include their proportionate share of the Company's taxable income or net operating loss in their individual income tax returns.  Therefore, no provision or liability for federal income taxes has been included in these financial statements.

Property and Equipment
Property and equipment are stated at cost and include expenditures that substantially increase the useful lives of existing assets.  Maintenance, repairs and minor renewals are expensed as incurred.  When property and equipment are disposed of, the related cost and accumulated depreciation is removed from the respective accounts and any gain or loss is reflected in income.  Depreciation and amortization are computed on the straight-line method based on the estimated useful lives of the assets.

Use of Estimates
The preparation of financial statements in conformity with the U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Accordingly, actual amounts could differ from these estimates.

Property and Equipment

At December 31 2006, property and equipment consists of the following:

		Estimated
		Useful Lives
Equipment	$67,243	5 years
Less: accumulated depreciation and amortization	(12,445)
	$54,798

Depreciation expense for the year ended December 31, 2006 is $7,739.

Long-Term Debt

Long-term debt at December 31, 2006 consists of the following:

Vehicle loan bearing interest at 6.3%, due in monthly installments of
$558 including interest through July 8, 2009;.
and collateralized with vehicle with NBV $16,494.	$15,025
Less: Current portion of long-term debt	(4,961)
$10,064
Future maturities of the long-term debt are as follows:

2007	$4,961
2008	6,243
2009	3,821
Total	$15,025

AVS Installation LLC & Union Labor Force 1 LLC
Notes to the Combined Financial Statements

Lines of Credit

The Company has two Revolving Credit Agreements ("Credit Agreements") with Interstate Net Bank.  Under the terms of the Credit Agreements, the Company has the ability to borrow up to $250,000 and $300,000 at the five year Treasury Bill Rate plus 2.5% (7.4%) and 1% (5.9%), as of December 31, 2006, respectively.  The outstanding balances on the revolving credit agreements were $150,934 and $74,342, respectively.  All obligations to Interstate Net Bank are guaranteed by the two principals of the Company and their owners.  The Credit Agreements extend until July 1, 2007 and are collateralized by all of the Company's assets.

Commitments and Contingencies

The Company leases its current office in New Jersey.  The two year lease expires on July 31, 2007.  In addition, the Company leases a storage space on a month-to-month basis.  Rent expense for the year ended December 31, 2006 was $48,600.

The Company also leases delivery and office equipment in accordance with operating lease agreements that expire at various dates through 2007.  Rent expense for this equipment totaled $4,486 for the year ended December 31, 2006.

Purchase Commitments

The Company has purchase commitments for audio visual products with two of its vendors to purchase an aggregate of $35,000 annually. The purchase commitments renew automatically each year, and are cancellable upon delivery of a non-renewal notice at least 30 days prior to the renewal date.

Concentrations

For the year ended December 31, 2006 approximately 13% of purchases were made with one vendor.  At December 31, 2006, approximately 18% of the accounts payable are due to this vendor.

The Company periodically deposits cash with financial institutions in excess of the maximum federal insurance limits (FDIC) of $100,000 per bank.

Guaranteed Payments

Guaranteed payments to principals of $265,400 are included in operating expenses.

Subsequent Events

Effective April 1, 2007, Telanetix, Inc. acquired, from Robert Leggio and Elbert E. Layne, Jr., all of the stock of the two corporations which own all of the membership interests in AVS Installation Limited Liability Company and Union Labor Force One Limited Liability Company, pursuant to the terms of a Stock Purchase Agreement entered into on March 30, 2007.  The purchase price paid by Telanetix, Inc. was $1,253,000.  Telanetix, Inc. paid the purchase price through the issuance of 248,119 shares of its own common stock.  The number of shares issued was calculated by dividing the $1,253,000 purchase price by $5.05, which was the closing sales price per share of Telanetix, Inc.'s common stock on March 30, 2007 as quoted on the OTC Bulletin Board.

AVS Installation LLC & Union Labor Force 1 LLC

Unaudited Combined Financial Statements

March 31, 2007

AVS Installation LLC & Union Labor Force 1 LLC
Index to the Combined Financial Statements
March 31, 2007

Page

Combined Financial Statements (Unaudited):

Combined Balance Sheet (Unaudited)	10

Combined Statement of Operations and Members' Deficit (Unaudited)	11

Combined Statement of Cash Flows (Unaudited)	12

Notes to the Combined Financial Statements (Unaudited)	13-15

AVS Installation LLC & Union Labor Force 1 LLC
Combined Balance Sheet
March 31, 2007
(Unaudited)

Assets
Current Assets
Cash	$64,253
Accounts receivable, less allowance for doubtful accounts of $50,725	562,186
Inventories	510,648
Other current assets	57,926
Total Current Assets	1,195,013

Property and Equipment, net	51,436
Total Assets	$1,246,449

Liabilities and Members' Deficit
Current Liabilities
Accounts payable	$916,738
Sales tax payable	54,058
Current portion of long-term debt	5,956
Line of credit	419,758
Deferred revenue	136,526
Total Current Liabilities	1,537,094

Long-term debt, net of current portion	8,540
Total Liabilities	1,541,576

Commitments and Contingencies	-
Members' Deficit

Members' Deficit	(295,127)
Total Members' Deficit	(295,127)

Total Liabilities and Members' Deficit	$1,246,449

AVS Installation LLC & Union Labor Force 1 LLC
Combined Statement of Operations and Members' Deficit
Three months ended March 31, 2007
(Unaudited)

Net Sales	$1,219,601

Cost of Sales	1,072,556

Gross Profit	147,045

Operating Expenses	226,469

Income From Operations	(79,424)

Interest Expense	9,511

Net Loss	(88,935)

Members' Capital, December 31, 2006	209,308

Members' Distributions	(415,500)

Members' Deficit, March 31, 2007	$(295,127)

AVS Installation LLC & Union Labor Force 1 LLC
Combined Statement of Cash Flows
Three months ended March 31, 2007
(Unaudited)

Cash Flows From Operating Activities
Net loss	$(88,935)
Adjustments to Reconcile Net Loss to Net Cash Provided by
Operating Activities
Depreciation	3,362
Changes in Operating Assets and Liabilities:
(Increase) Decrease in Assets
Accounts receivable	18,107
Inventories	100,061
Other current assets	(49,387)
Increase (Decrease) in Liabilities
Accounts payable	266,861
Payroll taxes payable	(15,083)
Deferred revenue	(17,114)
Net Cash Provided by Operating Activities	217,872

Cash Flows From Financing Activities
Proceeds from bank loans	207,228
Repayments of bank loans	(13,275)
Members’ distributions	(415,500)
Net Cash Used in Financing Activities	(221,547)

Net Decrease in Cash	(3,675)

Cash, Beginning of Period	67,928

Cash, End of Period	$64,253

SUPPLEMENTAL DISCLOSURES
Cash Paid During the Period for:
Interest	$9,511
Income taxes	$-

AVS Installation LLC & Union Labor Force 1 LLC
Notes to the Combined Financial Statements
(Unaudited)

Summary of Significant Accounting Policies

Nature of Business
AVS Installation LLC & Union Labor Force 1 LLC (together, the "Company") provides audio-visual consultation, technical systems, and implementation services.  The Company is actively involved in all areas of the audio visual industry and has the ability to develop ideas and solutions from one industry to the next.

Basis of Combination
The accompanying combined financial statements include all accounts of AVS Installation LLC & Union Labor Force 1 LLC, both of which are under common control.  All significant inter-company accounts and transactions have been eliminated in combination.

Fair Value of Financial Instruments
The carrying amounts reported in the combined balance sheet as of March 31, 2007 for accounts receivable and accounts payable approximate the fair value because of the immediate or short-term maturity of these financial instruments.  The fair value of long-term debt and line of credit approximates their carrying values as the stated or discounted rates of the debt reflect recent market conditions.

Limitations
Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial statement.  These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision.  Changes in assumptions could significantly affect the estimates.

Accounts Receivable
Accounts receivable are customer obligations due under normal trade terms.  Senior management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible.  The Company includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in its overall allowance for doubtful accounts.  After all attempts to collect a receivable have failed, the receivable is written off against the allowance.  Based on the information available, the Company believes its allowance for doubtful accounts as of March 31, 2007 is adequate.

Inventories
Inventory is stated at the the lower of cost (First-In, First-Out ("FIFO") method) or market.  Inventory consists primarily of work-in-progress.

Advertising Costs
The Company expenses all advertising costs as incurred.

Shipping and Handling Costs
The Company expenses all shipping and handling costs as incurred.  These costs are included in Cost Sales.

Revenue Recognition
Revenue is recognized on the accrual basis of accounting when earned.  Revenue is recognized only after the systems have been shipped to the customer's location, 100% installed, and collection of the sale is reasonably assured.

Warranty Reserve
The Company warranties its installation of equipment for defects in design, materials, and workmanship generally for a period of ninety days from the date placed in service.  At March 31, 2006 the provision for estimated warranty costs was $0.  In addition, the Company will extend its warranty at an additional charge which is recognized over the life of the contract.  In the three months ended March 31, 2007, warranty revenues aggregated $40,115.

AVS Installation LLC & Union Labor Force 1 LLC
Notes to the Combined Financial Statements
(Unaudited)

Summary of Significant Accounting Policies, Continued

Income Taxes
The Company has elected under the Internal Revenue Code and state law to be taxed as a partnership.  In lieu of corporation income taxes, the members of a partnership include their proportionate share of the Company's taxable income or net operating loss in their individual income tax returns.  Therefore, no provision or liability for federal income taxes has been included in these financial statements.

Property and Equipment
Property and equipment are stated at cost and include expenditures that substantially increase the useful lives of existing assets.  Maintenance, repairs and minor renewals are expensed as incurred.  When property and equipment are disposed of, the related cost and accumulated depreciation is removed from the respective accounts and any gain or loss is reflected in income.  Depreciation and amortization are computed on the straight-line method based on the estimated useful lives of the assets.

Use of Estimates
The preparation of financial statements in conformity with the U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Accordingly, actual amounts could differ from these estimates.

Property and Equipment

At March 31 2007, property and equipment consists of the following:

		Estimated
		Useful Lives
Equipment	$67,243	5 years
Less: accumulated depreciation and amortization	(15,807)
	$51,436

Depreciation expense for the year three months ended March 31, 2007 is $3,362.

Long-Term Debt

Long-term debt at March 31, 2007 consists of the following:

Vehicle loan bearing interest at 6.3%, due in monthly installments of
$558 including interest through July 8, 2009;.
and collateralized with vehicle.	$14,496
Less: Current portion of long-term debt	(5,956)
$8,540
Future maturities of the long-term debt are as follows:

2008	4,719
2009	1,237
Total	$14,496

AVS Installation LLC & Union Labor Force 1 LLC
Notes to the Combined Financial Statements
(Unaudited)

Lines of Credit

The Company has two Revolving Credit Agreements ("Credit Agreements") with Interstate Net Bank.  Under the terms of the Credit Agreements, the Company has the ability to borrow up to $250,000 and $300,000 at the five year Treasury Bill Rate plus 2.5% (7.0%) and 1% (5.5%), as of March 31, 2007, respectively.  The outstanding balances on the revolving credit agreements were $148,235 and $271,523, respectively.  All obligations to Interstate Net Bank are guaranteed by the two principals of the Company and their owners.  The Credit Agreements extend until July 1, 2007 and are collateralized by all of the Company's assets.

Commitments and Contingencies

The Company leases its current office in New Jersey.  The two year lease expires on July 31, 2007.  In addition, the Company leases a storage space on a month-to-month basis.  Rent expense for the three months ended March 31, 2007 was $12,360.

The Company also leases delivery and office equipment in accordance with operating lease agreements that expire at various dates through 2007. Rent expense for this equipment totaled $4,209 for the three months ended March 31, 2007.

Purchase Commitments

The Company has purchase commitments for audio visual products with two of its vendors to purchase an aggregate of $35,000 annually. The purchase commitments renew automatically each year, and are cancellable upon delivery of a non-renewal notice at least 30 days prior to the renewal date.

Concentrations

The Company periodically deposits cash with financial institutions in excess of the maximum federal insurance limits (FDIC) of $100,000 per bank.

Guaranteed Payments

Guaranteed payments to principals of $87,500 are included in operating expenses.

Subsequent Events

Effective April 1, 2007, Telanetix, Inc. acquired, from Robert Leggio and Elbert E. Layne, Jr., all of the stock of the two corporations which own all of the membership interests in AVS Installation Limited Liability Company and Union Labor Force One Limited Liability Company, pursuant to the terms of a Stock Purchase Agreement entered into on March 30, 2007.  The purchase price paid by Telanetix, Inc. was $1,253,000.  Telanetix, Inc. paid the purchase price through the issuance of 248,119 shares of its own common stock.  The number of shares issued was calculated by dividing the $1,253,000 purchase price by $5.05, which was the closing sales price per share of Telanetix, Inc.'s common stock on March 30, 2007 as quoted on the OTC Bulletin Board.